CSC, INC., PURCHASE AGREEMENT

         THIS AGREEMENT is made on the Effective Date between CSC, INC., a Colorado corporation ("Seller"), and SOUTHERN CORRECTIONS SYSTEMS, INC., an Oklahoma corporation (`"Buyer").

                                    RECITALS:

        The Seller owns certain Property and the Buyer desires to purchase said Property, as defined below, in accordance with the terms of this Agreement.

                                   AGREEMENTS:

        In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Seller and the Buyer agree as follows:

1.      Defined Terms.

        1.1 Agreement. This CSC, Inc., Purchase Agreement as the same might be amended from time to time with the written approval of the; Buyer and the Seller.

        1.2 Adams Community Corrections Programs, Inc. a Colorado nonprofit corporation ("ACCP").

        1.3 Assignment. An Assignment with general warranties of title in substantially the form of Schedule "A" attached hereto to be duly executed by the Seller and delivered to the Buyer at Closing.

        1.4 Bill of Sale. A bill of sale with general warranties of title in substantially the form of Schedule "B" hereto to be duly executed by the Seller and delivered to the Buyer at Closing.

        1.5 Earnest Money Deposit: The sum of $100,000 and the interest thereon deposited by the Buyer with the Escrow Agent.

        1.6 Escrow Agent. The Escrow Agent shall be the named Title Company in the Omnibus Agreement.

        1.7 Lease(s). All agreements in the nature of leases, subleases, rental contracts, licenses, permits, franchises, concessions and other agreements relating to the operations of both a residential community corrections facility and a non-residential day treatment center, owned by Adams Community Corrections Programs, Inc., and managed by the Seller.

        1.8 Property. The term "Property" means all of Seller's rights, title and interests to its personal property and assets, associated with or used in the operation and management of both a residential community corrections facility and a non-residential day treatment center, owned by Adams Community Corrections Programs, Inc., including without implied limitation: 1) the facility management contract between Seller and Adams Community Corrections Programs, Inc.; 2) all of the Seller's right title and interest in all logos, designs, trade names, trademarks, service marks, copyrights and any other related intellectual property including the corporate name "CSC" and "CSC, Inc., " and all goodwill associated with the names "CSC" and "CSC, Inc. "; and 3) the whole or any portion or phase of any information, design, process, procedure, formula, improvement, confidential business or financial information, or other information relating to its business which is of value.

2. Purchase Agreement. At closing, the Seller agrees to sell the Property to the Buyer and the Buyer agrees to purchase the Property from the Seller on the terms and subject to the conditions set forth in this Agreement.

3. Purchase Price. The Purchase Price for the Property is TWO MILLION ONE HUNDRED THOUSAND DOLLARS ($2,100,000.00). The Purchase Price will be paid as follows:

        3.1 Earnest Money Deposit. Within three (3) Business Days after the date the Seller executes this Agreement, the Buyer agrees to deliver the Earnest Money Deposit to the Escrow Agent to be invested in interest bearing obligations of the United States of America, held as earnest money and disbursed by the Escrow Agent in accordance with the terms of this Agreement. The Seller and the Buyer agree to execute and deliver such instructions as the Escrow Agent might reasonably request from time to time to delineate the Escrow Agent's obligations, rights and liabilities with respect to the Earnest Money Deposit.

        3.2 Balance at Closing. At Closing, the Earnest Money Deposit will be paid by the Escrow Agent to the Seller and the Buyer shall pay directly, or will cause the balance of the Purchase Price to be paid to the Seller, in certified funds.

        3.3 Purchase Price Allocation. The Buyer agrees that the Seller may allocate the Purchase Price among the items comprising the Property according to sound accounting practices and that such allocation, on the written request of the Seller, will be incorporated into a supplemental instrument to be executed by the parties at or after Closing.

        3.4 No Change in Assets and Liabilities. The parties' obligations under the terms of this Agreement are conditioned upon no decrease in the total current assets nor increase in the total current liabilities of ACCP of more than 2% at the Closing Date as compared to ACCP's balance sheet as of December 31, 1998. Provided, however, that if delays of subsequent appropriations from governmental sources of payment cause a net decrease in the total current assets or an increase in the total current liabilities shown on the December 31, 1998, balance sheet, Buyer will accept on the Closing Date a decrease in the net current assets or increase in the total current liabilities of ACCP of up to 3% caused by such governmental delays. Any decrease in net current assets or increase in total current liabilities in excess of that to be allowed in this Agreement, or in the Additional Agreements, will give Buyer the option to reduce the Purchase Price payable under the terms of this Agreement by the amount of the variance in excess of that allowed by this provision; but the Purchase Price will not be reduced by more than $25,000. Provided, however, that if the variance allowed by this provision exceeds $25,000, then Buyer shall have the option to validly terminate its obligations under this Agreement and the Omnibus Agreement.

4. Closing. The Buyer and the Seller agree that the purchase of the Property will be consummated as follows:

       4.1 Closing Date. The parties shall perform the sale, assignment and transfer of the Property on the same Closing Date as the Omnibus Agreement's Closing Date and at the same time.

       4.2 Seller's Deliveries. At Closing the Seller will deliver or cause to be delivered to the Buyer the following items:

               4.2.1 Bill of Sale. The bill of Sale conveying to the Buyer the tangible personal property described in Schedule "B" hereto;

               4.2.2 Assignment. The Assignment assigning to the buyer the intangible Property; and

               4.2.3 Additional Documents. Such additional documents as might be reasonably requested by the Buyer to consummate the sale, assignment and transfer of the Property to the Buyer.

       4.3 Buyer's Deliveries. At Closing the Buyer will deliver or cause to be delivered to the Seller the following items:

               4.3.1 Purchase Price. The Purchase Price in accordance with the terms of this Agreement;

               4.3.2 Additional Documents. Such additional documents as the Seller might reasonably request to consummate the sale of the Property to the Buyer.

       4.4 Costs. Each party hereto will pay their own costs and attorneys fees incurred in the consummation of this Agreement.

5. Seller's Representations and Warranties. To induce the Buyer into this Agreement, the Seller represents and warrants following matters are now and on the Closing Date will be correct:

        5.1 No Default. To the Knowledge of the Seller, the Seller is not in default, and the execution and performance of this Agreement by the Seller will not constitute a default, under any agreement, order, writ injunction, decree or demand of any court or any governmental authority which is binding on the Seller or the Property.

        5.2 Consents. No consent, approval or authorization by any person other than the Seller is required in connection with the execution or performance of this Agreement by the Seller.

        5.3 Authority. The Seller is a Colorado corporation duly organized and validly existing under the laws of the State of Colorado; the Seller has adequate power, authority and legal right to own, operate, manage, hold and sell the Property; the Seller is duly authorized, qualified and licensed under all applicable laws, regulations, ordinances or orders of public authorities to carry on the Seller's business in the construction, ownership, management, financing, operation and sale of the Property; the Seller has adequate authority, power and legal right to enter into and perform the provisions of this Agreement and in doing so the Seller will not violate any law or the provisions of the Seller's organizational documents; the persons executing and performing this Agreement and the documents delivered pursuant to this Agreement on behalf of the Seller have been duly authorized to act for and bind the Seller as contemplated thereby.

        5.4 Full Disclosure. Neither this Agreement nor any statement or document referred to herein or any other information, report or statement delivered to the Buyer by the Seller contains any untrue statement or omits to state a material fact necessary to make the statements herein or therein not misleading.

6. Buyers Representations and Warranties. To induce the Seller to enter into this Agreement, the Buyer represents and warrants that the following matters are now and on the Closing Date will be true and correct:

        6.1 Authority. The Buyer is a corporation organized and validly existing under the laws of the State of Oklahoma; the Buyer has adequate authority, power and legal right to enter into and perform the provisions of this Agreement and in doing so the Buyer will not violate any law or the provisions of the Buyer's articles of incorporation or other organizational documents; the persons executing and performing this Agreement and the documents delivered pursuant to this Agreement on behalf of the Buyer have been duly authorized to act for and bind the Buyer as contemplated thereby.

        6.2 Acknowledgments and Inducements. Buyer acknowledges, represents and warrants, that it is fully apprised of the nature of the relationship between Seller and ACCP, a non-profit organization, and further affirms that it has reviewed the Restated and Amended Articles of Incorporation and Bylaws, as amended, of ACCP, in addition to the Colorado Revised Nonprofit Corporation Act, and that it is fully aware of the charitable, educational and/or social service purposes for which ACCP exists and operates, that Seller's relationship to ACCP is an important and integral aspect of the fulfillment of those purposes, and Buyer represents and warrants that at all times during which it is, in any way, involved in the business and operation of ACCP through Seller, or the transaction contemplated herein, that Buyer shall conduct itself and its relations with ACCP in accordance with those purposes and in no way take any action which would jeopardize said purposes. As a further inducement to Seller to enter into this Agreement, Buyer acknowledges that between the date of the execution of this Agreement and the Closing Date, Seller shall conduct a due diligence investigation for the purpose of, inter alia, ensuring to the extent possible, that the transaction contemplated herein, and the intentions of Buyer, are consistent with the overall purpose and services of ACCP.

        6.3 Commitment of Resources. Upon the consummation of this Agreement, Buyer shall commit all necessary and appropriate resources, financial and otherwise, necessary to fulfill the obligations of Seller to ACCP, and necessary to assist ACCP in fulfilling its obligations to Adams County, Colorado, the people of that community, and the state of Colorado, and as further consideration Buyer agrees to act in the best interests of ACCP.

7.      Conditions  to  Obligation  to  Close.   The  obligations  of  Buyer  to
        consummate the transactions contemplated by this Agreement are subject to satisfaction at Closing of the following conditions:

        7.1 Representations and Agreements. All representations and warranties of the parties set forth in this Agreement will be true and correct when made and as of the Closing Date, and each party will have fully performed all its covenants and agreements set forth in this Agreement.

        7.2 Due Diligence. Buyer's obligations to perform under this Agreement are conditional upon the completion of a due diligence review of the Seller's books and records which is satisfactory to the Buyer and to Buyer's finance source, Fleet Capital; and
               Seller's obligations to perform under this Agreement are conditional upon the completion of a due diligence review of the Buyer's books and records which is satisfactory to the Seller.

        7.3 Exclusive Services Agreement. Ellen Czapran will execute and deliver to the Buyer the Exclusive Services Agreement.


8. Default and Remedies. If either the Buyer or the Seller fails to perform such party's obligation under thisAgreement(except as excused by the other party's default), the party claiming default will make written demand for performance. If the Seller fails to comply with such written demand within ten (10) Business Days after receipt thereof, the Buyer will have the option to waive such default, to demand specific performance, to exercise any other remedy available at law or in equity or to terminate this Agreement. Upon such termination, the Earnest Money Deposit shall be immediately returned to the Buyer. If the Buyer fails to comply with such written demand of the Seller within ten (10) Business Days after receipt thereof, the Seller will have the option to waive such default or to terminate this Agreement, whereupon the Seller will be immediately paid the Earnest Money Deposit.

9.      Miscellaneous.   It is further agreed as follows:

        9.1 Prior Agreements Superceded. This Agreement supersedes, in all respects, all prior written or oral agreements between the parties relating to the sale of the Property.

        9.2 Amendment. Neither this Agreement nor any of the provisions hereof can be changed, waived, discharged or terminated, except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

        9.3 Notices. Any notice, payment, demand or communication required or permitted to be given by any provision of this Agreement will be in writing and will be deemed to have been given when delivered personally or by facsimile (with a confirming copy sent within one (1) Business Day by any other means described in this paragraph) to the party designated to receive such notice, or on the date following the day sent by overnight courier or on the third (3rd) Business Day after the same is sent by certified mail, postage and charges prepaid, directed to the following addresses or to such other or additional addresses as any party might designate by written notice to the other parties:

               To the Buyer:        Mr. Jerry Sunderland
                                    Southern Corrections Systems, Inc.
                                    13401 Railway Drive
                                    Oklahoma City, Oklahoma 73114
                                    Telephone: (405) 752-8802
                                    Facsimile: (405) 752-8852

               To the Seller:       Mr. John P. Giduck, Attorney at Law
                                    11990 Grant Street, Suite 550
                                    Northglenn, CO 80233
                                    Telephone: (303) 280-5066
                                    Facsimile: (303) 280-5077

       9.4 Attorneys' Fees. If any party institutes an action or proceeding against the other relating to the provisions of this Agreement or any default hereunder, the unsuccessful party to such action or proceeding will reimburse the successful party therein for the reasonable attorneys' fees, disbursements and litigation expenses incurred by the successful party.

       9.5 Governing Law. This Agreement is being executed, delivered and is intended to be performed in Northglenn, County of Adams, Colorado. This Agreement is to be construed according to the laws of the State of Colorado.

       9.6 Severabilitv. If any clause or provision of this Agreement is held by a court having jurisdiction to be illegal or invalid or unenforceable under any present or future law, the remainder of this Agreement will not be affected thereby. It is the intention of the parties that if any such provision is held to be illegal, invalid or unenforceable, there will be added in lieu thereof a provision as similar in terms to such provision as is possible and be legal, valid and enforceable.

       9.7 Binding Effect. This Agreement will inure to the benefit of and bind the respective successors and permitted assigns of the Buyer and the Seller.

       9.8 Time. Buyer acknowledges that all negotiations, discussions and processes, including but not limited to, its due diligence investigation of Seller, leading up to this Agreement and the transaction contemplated herein, have occurred in an expedited fashion due solely to its request, which have resulted in time being of the essence with regard to each provision of this Agreement.

       9.9 Captions. The captions in this Agreement are inserted for convenience of reference and are not intended to define, describe or limit the scope of any provision of this Agreement.

       9.10 Counterpart Execution. This Agreement may be executed in counterparts, each of which will be deemed an original document, but all of which will constitute a single document. This document will not be binding on or constitute evidence of a contract between the parties until such time as a counterpart of this document has been executed by each party, a copy thereof delivered to the other party to this Agreement and the Earnest Money Deposit delivered to the Escrow Agent.

       9.11 Approvals. When approval by any party is required in the performance of any action contemplated by this Agreement, such approval will not be unreasonably withheld, conditioned or delayed. Unless provision is made for a specific period of time, the period of time in which the right of approval will be exercised will be ten (10) business Days after receipt of a written notice requesting such approval. If the party whose approval is requested neither approves nor disapproves a proposed action within the applicable period, the party will be deemed to have given approval of such action. If a party disapproves any action proposed by the other party hereunder, such disapproval will not be effective unless the reasons for such disapproval are stated in writing and provided to the party proposing the action.

       IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

                                   "Seller"
                                   CSC, INC.

                                   By: _______________________________________

                                   Title: _____________________________________

                                   Date executed:
                                   -----------------------------------

                                   "Buyer"

                                   SOUTHERN CORRECTIONS SYSTEMS, INC.


                                   By: _______________________________________
                                       Jerry Sunderland - President

                                   Date executed:______________________________

                                 Schedule "A" to
                           CSC Inc. Purchase Agreement


KNOW ALL MEN BY THESE PRESENTS:

        That CSC, INC., a Colorado Corporation ("Seller,'), for and in consideration of the sum of TEN DOLLARS ($10. 00) and other good and valuable consideration in hand paid by SOUTHERN CORRECTIONS SYSTEMS. INC., an Oklahoma Corporation (the "Buyer"), whose mailing address is 13401 Railway Drive, Oklahoma City, Oklahoma 73114, the receipt of which is hereby acknowledged, has bargained and sold and by these presents does hereby grant, bargain, sell, assign, transfer and deliver unto the Buyer all of the Seller's right, title and interest in and to the following intangible personal property and warrants title to the same:

        All of Seller's rights, titles and interests associated with or used in the operation and management of both a residential community corrections facilities, and a non-residential day treatment center, owned by Adams Community Corrections Programs, Inc., including without implied limitation: 1) the facility management contract between Seller and Adams Community Corrections Program, Inc., (a correct and complete of which is set forth as Exhibit "A" attached as a part hereto; 2) all of the Seller's right, title and interest in all logos, designs, trade names, trademarks, service marks, copyrights and any other related intellectual property including the corporate name "CSC" and "CSC, Inc.," and all goodwill associated with the names "CSC" and "CSC. Inc."



        TO HAVE AND TO HOLD the same unto the Buyer, its successors and assigns, forever free, clear and discharged of all encumbrances of whatsoever nature.

Witness Whereof, the Seller has executed this Assignment this 30th day of April, 1999.

                                            CSC INC., a Colorado Corporation

                                            By: ________________________________
                                                   Ellen Czapran, President

                                 Schedule "A" to
                           CSC Inc. Purchase Aqreement

State of Colorado    )
                     ) ss:                            Corporation Acknowledgment
County of Adams      )

        Before me, the undersigned,  a Notary Public, in and for said County and
State  on  this   30th    day  of  April,   1999,   personally   appeared  ,
__________________________,President of CSC, Inc, to me known to be the identical person who subscribed the name of the maker thereof to the foregoing instrument as its President and acknowledged to me that she executed the same as her free and voluntary act and deed and as the free and voluntary act and deed of such corporation, for the uses and Purposes therein set forth

      Given under my hand and seal of office the day and year last above written


                                  ----------------------------------
                                           Notary Public

My Commission expires:

--------------------------



                            ACCEPTANCE OF ASSIGNMENT

     The Buyer hereby accepts the foregoing Assignment by the Seller and agrees to be bound thereby. By accepting this Assignment, the Buyer hereby assumes and agrees to perform all of the terms of all property assigned by this Assignment which accrue after the date hereof. The Buyer further agrees to indemnify and hold harmless the Seller against any claim, loss, cost, damage or expense, including, without limitation, reasonable attorneys' fees and limitation expenses, arising out of, or relating to the Buyer's failure to perform all obligations of the Seller under the assigned property which accrue after the date of this Assignment.

Witness Whereof, the Seller has executed this Assignment this 30th day of April, 1999.

                                                         "Buyer"

                                              SOUTHERN CORRECTIONS SYSTEMS, INC.

                                              By: _____________________________
                                                   Jerry Sunderland - President

                                 Schedule "A" to
                           CSC Inc. Purchase Aqreement

                                   ASSIGNMENT
                                   Exhibit "A"

(Copy of the facility management contract between Seller and Adams Community Corrections Program, Inc.)

                                 Schedule "B" to
                           CSC Inc. Purchase Agreement

                                  BILL OF SALE
                          ( Tangible Personal Property)

KNOW ALL MEN BY THESE PRESENTS:

        THAT CSC INC., a Colorado corporation (the "Seller"), for and in consideration of the sum of TEN DOLLARS ($10.00) and other good and valuable consideration in hand paid by Southern Corrections Systems, Inc., an Oklahoma corporation (the "Buyer), the receipt of which is hereby acknowledged, has bargained and sold and by these present does hereby grant, bargain, sell, assign, transfer and deliver unto the Buyer all of the Seller's right, title and interest in and to the following tangible personal property and warrants title to the same:


                                       LIST PROPERTY HERE

        TO HAVE AND TO HOLD the same unto the Buyer its successors and assigns, forever free, clear and discharged of all encumbrances of whatsoever nature; EXCEPTING ONLY the rights of tenants in possession. It is understood that the Buyer has inspected the foregoing personal property and accepts the physical condition of the same in an AS IS CONDITION, WITH ALL FAULTS, WITHOUT EXPRESS OR IMPLIED WARRANTY AS TO FITNESS FOR ANY PARTICULAR USE.

IN  WITNESS   WHEREOF,   the   Seller  has   executed   this   instrument   this
30th day of April, 1999.

                                          CSC INC., a Colorado Corporation

                                          By: _________________________________



-------------------------------------------------------------------------------


State of Colorado     )
                      ) ss:                           Corporation Acknowledgment
County of Adams       )

     Before me, the  undersigned,  a Notary  Public,  in and for said County and
State   on   this   30th day   of   April,    1999   personally    appeared,
______________________, President of CSC, Inc., to me known to be the identical person who subscribed the name of the maker thereof to the foregoing instrument as its President and acknowledged to me that she executed the same as her free and voluntary act and deed and as the free and volunlary act and deed of such corporation' for the uses and purposes therein set Forth.

      Given under my hand and seal of office the day and year last above written

                                           ----------------------------------
                                                    Notary Public
My Commission expires:

--------------------------